Exhibit 99.2


                       ----------------------------------

                                 LEASE AGREEMENT

                                     between

                                BT LIMEKILN, LP,
                       a Pennsylvania limited partnership

                                    Landlord,

                                       and

                          SELAS CORPORATION OF AMERICA,
                           a Pennsylvania corporation,

                                     Tenant


                                    PREMISES:

                              Upper Dublin Township
                              Montgomery County, PA
                        ---------------------------------

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (the "Lease"), made this 21st day of June, 2004 (the "Effective Date"), by and between BT LIMEKILN, LP, a Pennsylvania limited partnership (the "Landlord"), and SELAS CORPORATION OF AMERICA, a Pennsylvania corporation (the "Tenant").

                                   WITNESSETH:

     1. PREMISES.

         For and in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant as hereinafter set forth, Landlord does hereby lease, demise and let unto Tenant, and Tenant does hereby hire and accept from Landlord, all that certain tract of land, containing 17+/- acres more or less, located on Limekiln Pike in Upper Dublin Township, Montgomery County, Pennsylvania, which is more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Land"), and all buildings, structures and other improvements of any and every nature located on the Land (collectively the "Improvements") (the Land and Improvements being hereinafter collectively referred to as the Premises), together with all fixtures attached or affixed to the Land or to any Improvements.

     2. PREMISES LEASED AS IS.

         Tenant hereby accepts the Premises in their present condition, without any representation or warranty of Landlord as to the condition of the Premises, or as to the use which may be made thereof. Landlord is leasing and Tenant is accepting the Premises "as is", and Tenant acknowledges that Landlord has not made, nor shall Landlord be deemed to have made, any representation or warranty, express or implied, with respect to the Premises.

     3. TERM.

         The term of this Lease shall commence on the Effective Date, and shall expire on the date that is nine (9) months after the Effective Date; provided, however, that Landlord may terminate this Lease upon ninety (90) days prior written notice to Tenant, it being agreed that Landlord may deliver such ninety
(90) day notice to Tenant no earlier than the first day of the sixth (6th) month of the term hereof.

     4. BASE RENT.

         During the term of this Lease, Tenant shall pay to Landlord, as fixed base rent, the sum of Twenty Thousand Dollars ($20,000) per month, which rent shall be prorated for any period less than a full month at the commencement or termination of Tenant's occupancy of the Premises pursuant to this Lease. As more particularly set forth hereinafter in this Lease, it is the intent of the parties that Landlord receive the base rent net of expenditures for utilities, real estate taxes, water and sewer rents, maintenance costs and other expenses as herein provided.

         Tenant agrees to pay the base rent in lawful money of the United States of America, in advance on the first day of each calendar month during said term, at the address of Landlord or such other place in the United States of America as Landlord may designate.

         All sums other than fixed base rent payable by Tenant hereunder shall be deemed additional rent (for default in the payment of which Landlord shall have the same remedies as for default in the payment of base rent).

     5. LATE CHARGES.

         Tenant acknowledges that late payment of base rent or additional rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Therefore, if any installment of base rent or additional rent due from Tenant is not received by Landlord within five (5) days after the date such payment is due, Tenant shall pay to Landlord an additional sum of five (5%) percent of such rent or other charge as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of any Tenant default with respect to the overdue amount, or prevent Landlord from exercising any other rights or remedies available to Landlord.

     6. PERMITTED USE.

         The Premises shall be used and occupied by Tenant only for such lawful uses for which Tenant used the Premises prior to the Effective Date.

     7. UTILITIES.

         Tenant shall pay all charges of utility companies or public authorities for electricity, gas, water, steam, sewer service or other services or utilities furnished to the Premises during the term of this Lease. Under no circumstances shall Landlord be required to furnish any utilities or other service of any kind to the Premises or any part thereof.

     8. TAXES.

         Tenant shall pay to Landlord upon demand Tenant's "pro rata share" of all Taxes (as hereinafter defined) which are charged or assessed against the Premises, or the use thereof, during the term of this Lease. For purposes hereof, the term "Taxes" shall mean (i) all real estate taxes and sewer and water rents levied against the Premises, (ii) any use/or occupancy tax or rent tax now in effect or hereafter enacted which is charged or assessed with respect to the Premises. For these purposes, Tenant's "pro rata share" of Taxes shall mean such portions of the Taxes as are allocable to the period of Tenant's occupancy of the Premises during the term of this Lease, based upon the fiscal years of the governmental authorities assessing such Taxes.

     9. INSURANCE.

         Tenant shall carry insurance during the entire term of this Lease with companies reasonably satisfactory to Landlord in the following amounts:

         (1) Comprehensive general liability insurance in an amount not less than $2,000,000.00 combined single limit per occurrence naming both Tenant and Landlord as insureds;

         (2) Fire and extended coverage physical damage insurance for the Improvements in the amount of at least Two Million Dollars ($2,000,000); and

         (3) Workers' compensation insurance covering Tenant's employees in such amounts as are required by applicable law.

         The foregoing insurance may be provided by a blanket insurance policy or policies maintained by or on behalf of the Tenant. Tenant shall, prior to the Effective Date and thereafter during the term hereof, furnish to Landlord policies or certificates issued by the respective carriers evidencing such coverage or replacements and renewals thereof, which policies or certificates shall state that such insurance coverage may not be changed or canceled without at least thirty (30) days prior written notice to Landlord and Tenant. Each liability insurance policy carried by Tenant shall contain, where appropriate, a clause stating that such policy will be considered as primary insurance for Landlord and its agents and beneficiaries and not call into contribution any other insurance that may be available to Landlord.

     10. WAIVER OF SUBROGATION.

         Landlord and Tenant agree to have all physical damage insurance which may be carried by either of them endorsed to provide that any release from liability of, or waiver of claim for, recovery from the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party. Without limiting any release or waiver of liability or recovery contained in any other section of this Lease, each of the parties hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its tangible property.

     11. MACHINERY, EQUIPMENT AND FIXTURES.

         Notwithstanding anything to the contrary continued in this Lease, Tenant (or its agents and representatives) may at any time during the term of this Lease remove from the Land and Improvements such machinery, equipment and fixtures as Tenant determines in its sole discretion to remove, all without compensation to Landlord, and without out any obligation to repair any damage to the Land or Improvements caused by such removal, provided that Tenant shall not thereby create any hazardous or unlawful condition.

     12. ALTERATIONS TO PREMISES.

         Tenant shall not make any additions, alterations or improvements to the Premises without first obtaining the written consent of Landlord, which consent Landlord may grant or withhold in its sole discretion. In the event that Landlord consents to the making of any additions, alterations or improvements to the Premises by Tenant, all work shall be at Tenant's sole cost and expense and shall be in accordance with plans and specifications prepared by and at the expense of Tenant and consented to in writing by Landlord prior to the commencement of any work.

     13. REPAIRS AND MAINTENANCE.

         Tenant shall be responsible for making all repairs and maintenance required to maintain the Premises in substantially the same condition as it was maintained by Tenant prior to the Effective Date, ordinary wear and tear and damage by casualty excepted. Tenant shall also keep the roadways, drives and parking areas on the Premises reasonably free from snow and ice. Landlord shall not be required to perform any maintenance or repair of the Premises during the term of this Lease.

     14. COMPLIANCE WITH ENVIRONMENTAL LAW.

         Tenant agrees that it shall, at Tenant's sole cost and expense, comply with all environmental laws, ordinances, rules and regulations of all governmental authorities having jurisdiction relating to Tenant's operations on the Premises during the term of this Lease.

     15. SUBLETTING AND ASSIGNING.

         Tenant, without the prior written consent of Landlord, which consent shall be at Landlord's sole and absolute discretion, shall not assign, sublet, mortgage, hypothecate or suffer or permit any involuntary assignment, attachment or execution upon this Lease or any interest herein or sublet the Premises or any part thereof.

     16. FIRE OR OTHER CASUALTY.

         If at any time during the term of this Lease, the Improvements or any portion thereof are damaged or destroyed by fire or other casualty:

         (a) Landlord shall have no obligation to Tenant to repair or restore any portion of the Improvements so damaged or destroyed;

         (b) Neither the base rent or any other rental payable by Tenant shall be suspended or abated; and

         (c) Tenant shall, at Tenant's sole cost and expense, promptly proceed to take such action as Tenant shall determine to assure that the portion of the Improvements so damaged or destroyed do not pose a threat to safety and do not violate applicable law, include, if Tenant so determines, demolishing the portion of the Improvements so damaged or destroyed.

     17. EMINENT DOMAIN.

         A. Total or Partial Taking. If the whole of the Premises shall be condemned or taken permanently for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then, in such event, the term shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase. In such event, all rent shall be adjusted as of the time of such termination and any rent paid for the period thereafter shall be refunded. If only a portion of the Premises shall so be taken, Tenant may elect to terminate this Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase.

         B. Award. In the event of any total or partial taking of the Premises, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof and Tenant hereby waives all rights against Landlord and the condemning authority, except that Tenant shall have the right to claim and prove in a completely separate proceeding and to receive any award which may be made to Tenant, if any, specifically for damages for loss of good will, movable trade fixtures, equipment and moving expenses, provided that such award in no way diminishes or adversely affects

Landlord's award.

     18. DEFAULT.

         The occurrence of any of the following shall constitute an Event of Default by Tenant pursuant to this Lease:

         (1) a failure by Tenant to vacate the Premises upon the expiration or termination of this Lease;

         (2) a failure by Tenant to pay, when due, any installment of rent hereunder or any such other sum herein required to be paid by Tenant where such failure continues for five (5) days after written notice thereof to Tenant;

         (3) a failure by Tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for ten (10) days after written notice thereof to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such ten (10) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; or

         (4) the filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment pursuant to any local, state or federal bankruptcy or insolvency law of a receiver or trustee of Tenant's property; or, an assignment by Tenant for the benefit of creditors; or, the taking possession of the property of Tenant by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business; provided, however, that if any such action is commenced against Tenant the same shall not constitute a default if Tenant causes the same to be dismissed or discharged within sixty (60) days after the filing of same.

     19. LANDLORD'S REMEDIES.

         A. Cumulative Remedies. If Tenant commits an Event of Default pursuant to this Lease, Landlord shall have the following rights and remedies which shall be distinct, separate and cumulative and shall not operate to exclude or deprive Landlord of any other right or remedy allowed it by law or equity:

         (1) To declare due and payable and sue for recovery, all unpaid base rent for the unexpired period of the Lease term (and also all additional rent as the amounts of same can be determined or reasonably estimated) as if by the terms of this Lease the same were payable in advance, together with all reasonable legal fees and other expenses incurred by Landlord in connection with the enforcement of any Landlord's rights or remedies hereunder;

         (2) To bring an action for such base rent and additional rent as being rent in arrears, or institute any other proceedings, whether similar or dissimilar to the foregoing, to enforce payment thereof; and

         (3) To terminate the Lease by giving written notice thereof to Tenant and, upon the giving of such notice, this Lease shall expire and terminate with the same force and effect as though the date of such notice was the date hereinabove fixed for the expiration of the Lease, and all rights of Tenant hereunder shall expire and terminate, but Tenant shall remain liable as hereinafter provided.

         B. Repossession of Premises. If any Event of Default shall have occurred and be continuing, Landlord may, whether or not the Lease has been terminated as herein provided, re-enter and repossess the Premises or any part thereof by summary proceedings, ejectment or otherwise and Landlord shall have the right to remove all persons and property therefrom. Landlord shall be under no liability for or by reason of any such entry, repossession or removal and no such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate the Lease unless a written notice of such intention be given to Tenant or unless the termination of this Lease be by a court of competent jurisdiction. At any time or from time to time after the repossession of the Premises or any part thereof whether or not the Lease shall have been terminated, Landlord may (but shall be under no obligation to) relet all or any part of the Premises for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term) and on such conditions and for such uses as Landlord, in its absolute discretion, may determine and Landlord may collect and receive any rents payable by reason of such reletting.

         C. Payment of Damages.

         In the event of any termination of this Lease or repossession of the Premises or any part thereof by reason of an Event of Default by Tenant if Landlord has not elected to accelerate rent, Tenant shall pay to Landlord the base rent, additional rent and all other sums required to be paid by Tenant to and including the date of such termination or repossession and, thereafter, Tenant shall, until the end of what would have been the expiration of the term in the absence of such termination or repossession and whether or not the Premises or any part thereof shall have been relet, be liable to Landlord for, and shall pay to Landlord, as liquidated and agreed current damages, the base annual rent, additional rent and other sums which would be payable under this Lease by Tenant in the absence of such termination or repossession, less the net proceeds, if any, of any reletting, after deducting from such proceeds all of Landlord's reasonable expenses in connection with such reletting (including, without limitation, all related repossession costs, brokerage commissions, attorneys' fees, alterations costs and expenses for preparation of such reletting). Tenant shall pay such current damages on the days on which the rent would have been payable under this Lease in the absence of such termination or repossession and Landlord shall be entitled to recover the same from Tenant on each such day.


         D. ACTION FOR EJECTMENT. UPON TERMINATION OF THIS LEASE OR EXPIRATION

OF THE TERM, IT SHALL BE LAWFUL FOR ANY ATTORNEY AS ATTORNEY FOR TENANT TO SIGN

AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION IN EJECTMENT, WITHOUT

ANY STAY OF EXECUTION OR APPEAL AGAINST TENANT AND ALL PERSONS CLAIMING UNDER

TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE HEREIN PREMISES,

WITHOUT LIABILITY ON THE PART OF THE SAID ATTORNEY, FOR WHICH THIS LEASE SHALL

BE A SUFFICIENT WARRANT, WHEREUPON, IF LANDLORD SO DESIRES A WRIT OF POSSESSION

MAY ISSUE FORTHWITH WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER. IF FOR ANY

REASON AFTER SUCH ACTION HAS BEEN COMMENCED THE SAME SHALL BE DETERMINED AND THE

POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO TENANT,

THE LANDLORD SHALL HAVE THE RIGHT IN ANY SUBSEQUENT DEFAULT OR DEFAULTS TO BRING

ONE OR MORE FURTHER ACTIONS IN THE MANNER AND FORM HEREIN BEFORE SET FORTH, TO

RECOVER POSSESSION OF SAID PREMISES FOR SUCH

SUBSEQUENT DEFAULT. NO SUCH TERMINATION OF THIS LEASE NOR TAKING, NOR RECOVERING

POSSESSION OF THE PREMISES SHALL DEPRIVE LANDLORD OF ANY REMEDIES OR ACTION

AGAINST TENANT FOR RENT OR DAMAGES DUE OR TO BECOME DUE FOR THE BREACH OF ANY

CONDITION OR COVENANT HEREIN CONTAINED, NOR SHALL THE BRINGING OF ANY SUCH

ACTION FOR RENT, OR BREACH OF COVENANT OR CONDITION NOR THE RESORT TO ANY OTHER

REMEDY HEREIN PROVIDED FOR THE RECOVERY OF RENT OR DAMAGES FOR SUCH BREACH BE

CONSTRUED AS A WAIVER OF THE RIGHT TO OBTAIN POSSESSION IN THE MANNER HEREIN

PROVIDED.

         E. LANDLORD'S AFFIDAVIT. In any action in ejectment, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, and if a true copy of this Lease be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding.

         F. WAIVER. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL AND THEY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF SAID PREMISES, ANY CLAIM OF INJURY OR DAMAGE, OR FOR THE ENFORCEMENT OF ANY REMEDY.

         G. INTEREST AND COSTS. All amounts owed by Tenant to Landlord under this Lease shall be deemed additional rent and (unless otherwise provided, and other than the base rent and additional rent, which shall be due as provided) be paid within ten (10) days from the date Landlord renders a statement of account. All such amounts (including base rent and additional rent) shall bear interest from the date due until the date paid at the rate equal to five (5%) percent per annum above the prime interest rate announced from time to time by Citibank, N.A. or its successor. Tenant shall pay upon demand all of Landlord's reasonable costs, charges and expenses, including the reasonable fees of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder.

     20. ESTOPPEL CERTIFICATE.

         Tenant agrees that from time to time upon not less than ten (10) days prior request by Landlord, or any of Landlord's mortgagees, the Tenant will deliver to Landlord or to such mortgagee, a statement in writing signed by Tenant certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease has been modified and is in full force and effect and identifying the modifications); (ii) the date upon which Tenant began paying rent and the dates to which the rent and other charges have been paid; (iii) that Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail; (iv) that Tenant is in occupancy and paying rent on a current basis with no rental offsets or claims; (v) that there has been no prepayment of rent other than that provided for in the Lease; (vi) such other matters as may be reasonably required by Landlord or such mortgagee.

     21. TITLE AND COVENANT AGAINST LIENS.

         Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant or operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Premises and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest in the Premises only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or material suppliers or others to be placed against the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and in case of any such lien attached, Tenant covenants and agrees immediately to cause it to be released and removed of record. If any such liens so attach and Tenant fails to pay and remove same within ten (10) days, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in this Lease, shall be deemed to be additional rent due and payable by Tenant without notice or demand.

     22. SUBORDINATION.

         This Lease shall be subject and subordinate at all times to the lien of any mortgages and/or ground leases now or hereafter placed on the Premises without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination, provided that the holders of any such mortgage and ground lease agreed not to disturb Tenant's possession of the Premises or its rights pursuant to this Lease, and Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages and/or ground lease as shall be desired by any mortgagee or proposed mortgagee or ground lessor.

     23. BROKERAGE.

         Landlord and Tenant covenant, represent and warrant to the other that each has had no dealings or communications with any broker or agent in connection with the consummation of this Lease, and Landlord and Tenant covenant and agree to pay, hold harmless and indemnify the other from and against any and all costs, expense (including reasonable attorneys' fees and costs) or liability for any compensation, commission or charges claimed by any broker or agent, with respect to this Lease or the negotiation thereof.

     24. ACCESS TO PREMISES.

         Landlord and its respective employees, representatives and agents shall have the right to enter the Premises at all reasonable times during normal business hours and at any time in case of an emergency for the purpose of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants of the Premises. If representatives of Tenant shall not be present to open and permit entry into the Premises at any time when such entry is necessary or permitted hereunder, Landlord may enter by means of a master key or card (or forcibly in the event of any emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease.

     25. QUIET ENJOYMENT.

         Upon payment by Tenant of rent and upon the observance and performance by Tenant of all the terms, covenants, conditions, provisions and agreements of this Lease on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term of this Lease without hindrance or interruption by Landlord or by any person or persons lawfully claiming or holding by, through or under Landlord, subject, nevertheless, to the terms, covenants, conditions and provisions of this Lease.

     26. NOTICES.

         Unless otherwise provided herein, all notices and other communications that may be or are required to be given or made by any party hereto in connection with this Agreement shall be in writing to the address for each party set forth below and shall be deemed to have been properly given when actually delivered or the next business day following delivery to a nationally recognized commercial courier for next business day delivery. Rejection or other refusal to accept, or inability to deliver because of changed address of which no notice was given, shall be deemed to be receipt of such notice, request, demand, tender or other communication. Any party, by written notice to the others in the manner herein provided, may designate an address different from that stated herein. Any notice, request, demand, tender or other communication from legal counsel of a party hereto shall be deemed notice from such party for purposes of this Section 26.

                   TENANT: Selas Corporation of America c/o Resistance Technology, Inc. 1260 Red Fox Road
                                         Arden Hills, MN  55112
                                         Attention:  Mark S. Gorder
                                         Phone:  (651) 636-9770

                   With a copy to:       Blank Rome LLP
                                         One Logan Square
                                         Philadelphia, PA  19103
                                         Attention:  G. Craig Lord, Esquire
                                         Phone:  (215) 569-5496

                   LANDLORD:             BT Limekiln, LP
                                         c/o BET Investments, Inc.
                                         2600 Philmont Avenue, Suite 212
                                         Huntingdon Valley, PA  19006
                                         Attention:  Michael Markman
                                         Phone:  (215) 938-7300

     27. Indemnification and Release of Landlord.

         A. Indemnification. Tenant agrees to indemnify and save harmless Landlord and Landlord's partners, officers, directors and employees, from and against any and all claims by or on behalf of any person, arising from the occupancy, conduct, operation or management of the Premises during the term of this Lease or from any work or thing whatsoever done or not done in, on or about the Premises during the term of this Lease, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act, neglect or negligence of Tenant, or any of its agents, contractors, servants, employees, invitees or licensees during the term of this Lease, or arising from any accident, injury or damage whatsoever caused to any person occurring during the term of this Lease, in or about the Premises, and from and against all costs, expenses, penalties, fines and liabilities incurred in connection with any such claim or action or proceeding brought thereon (including without limitation the reasonable fees of attorneys, investigators and experts); and Tenant covenants that in case any such action or proceeding be brought against Landlord or any other party to be indemnified hereunder by reason of any such claim, Tenant upon notice from Landlord or any other party to be indemnified hereunder, at Tenant's cost and expense, shall defend the requesting Landlord or other party in such action or proceeding or cause it to be resisted or defended by an insurer.

         B. Release. Landlord, its partners, officers, directors, agents, employees and contractors, shall not be liable for, and Tenant hereby releases Landlord and each of them from, all claims for loss of life, personal injury or damage to property or business sustained by Tenant or any person claiming by, through or under Tenant resulting from fire, accident, occurrence or condition in, on or about the Premises, including, but not limited to, any such claims for loss of life, personal injury or damage resulting from any defect, latent or otherwise in the Premises, any defect, latent or otherwise, in or any failure of, any equipment, machinery, utilities, appliances or apparatus, or any falling of fixtures or other items, leakage of water, snow or ice, broken glass, or any other event whatsoever, including any negligence of Landlord or any of its partners, officers, directors or employees, whether such negligence occurred or occurs before or after the execution of this Lease.

         28. Surrender. Except as otherwise expressly provided herein, Tenant agrees at the expiration or earlier termination of the term hereof promptly to yield up the Premises, clean and neat, and in the same condition of order and repair in which the Premises is required to be kept throughout the term hereof.

         29. Holdover. If the Tenant or any person claiming through the Tenant shall retain possession of the Premises or any part thereof after the expiration or earlier termination of this Lease, Tenant shall pay Landlord (a) for each month or portion thereof during which such possession continues, an amount equal to 150% of the rental due from Tenant for the month immediately prior to the expiration of the Term, plus all other sums which would have been payable hereunder had the term continued during such retention of possession and (b) all damages sustained by Landlord, whether direct or consequential, by reason of such retention of possession. The provisions of this Section shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law or in equity and applicable to unlawful retention of possession or otherwise. Landlord's acceptance of rent under the provisions of this Section shall not be deemed consent to the holdover.

         30. GOVERNMENT REGULATIONS. If during the term of this Lease, Tenant or Landlord shall receive any written notice from any governmental authority that all or any part of the Premises (exterior or interior, structural or non-structural) or the use or manner of use of the Premises or the sidewalks, parking areas, curbs and access ways adjoining the Premises, is in violation of any law, ordinance, notice, order, rule, regulation or requirement of any federal, state or municipal government or department thereof, then Tenant shall, at Tenant's sole cost and expense, promptly cure such violation, provided that so long as Tenant assumes responsibility for any fine or penalty arising as a result of any such violation: (i) Tenant may contest such violation; and/or (ii) Tenant shall not be obligated to cure any such violation which would be eliminated by demolition of all or any portion of the Improvements.

     31. MISCELLANEOUS PROVISIONS.

         A. No Recordation. This Lease shall not be filed of record; however, upon request of Landlord, a memorandum of the Lease in compliance with law shall be executed by Landlord and Tenant and recorded, with recordation costs paid by Landlord.

         B. Successors. The respective rights and obligations provided in this Lease shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, administrators, executors, successors and assigns; provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord's written consent for the transfer to such successor has first been obtained as provided in this Lease.

         C. Governing Law. This Lease shall be construed, governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         D. Severability; Separate Covenants. If any provision of this Lease or portions thereof shall be held to be invalid, void or unenforceable, the remaining provisions of this Lease or portions thereof shall in no way be affected or impaired and such remaining provisions or portions thereof shall remain in full force and effect. Furthermore, each covenant, agreement, obligation and other provision contained in this Lease is, and shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, and not dependent on any other provision of this Lease unless expressly so provided.

         E. Captions. Any heading preceding the text of the several sections and subsections hereof are inserted solely for the convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

         F. Entire Agreement. This Lease contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and proposals (either written or oral). This Lease may not be modified or terminated orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be duly executed as of the day and year first above written.



                                  TENANT:

                                  SELAS CORPORATION OF AMERICA,
                                  a Pennsylvania corporation

                                  By:         /s/ Mark S. Gorder
                                       -----------------------------------------
                                  Print Name:       Mark S. Gorder
                                  Title:  President

Witness:                          Seller's Tax I.D. or S.S.#:         98-0069796

                                  Date:             June 21               , 2004
--------------------                         -----------------------------------



                                  LANDLORD:

                                  BT LIMEKILN, LP,
                                  a Pennsylvania limited partnership
                                  By:  BT Limekiln, LLC

                                  By:        /s/ Michael Markman
                                     -------------------------------------------
                                  Print Name:       Michael Markman
                                  Title:   Manager

                                  Buyer's Tax I.D. or S.S.#: 20-1272151
Witness:
                                  Date:             June 21               , 2004
--------------------                         -----------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION



         PREMISES  "A"

         ALL THAT CERTAIN Tract or piece of ground, Situate in the Township of Upper Dublin, County of Montgomery and Commonwealth of Pennsylvania, bounded and described according to a Plan thereof made by George B. Mebus, Registered Professional Engineer, dated September 10, 1953, last revised December 21,1953, as follows, to wit:

         BEGINNING at a point on the Northwesterly side of Limekiln Pike (50.00 feet wide), at the distance of 216.43 feet measured on a bearing of South 16 degrees 15 minutes 00 seconds West along the said side of Limekiln Pike from a point, an angle on the same, said point or angle being at the distance of 385.62 feet measured on a bearing of South 52 degrees 31 minutes 00 seconds West along the said side of Limekiln Pike from another point, an angle on the same, said last mentioned point or angle being at the distance of 95.50 feet measured on a bearing of South 40 degrees 49 minutes 00 seconds West along the said side of Limekiln Pike from another point, an angle on the same, said last mentioned point or angle being at the distance of 40.00 feet measured on a bearing of South 21 degrees 31 minutes 00 seconds West along the said side of Limekiln Pike from another point, an angle on the same, said last mentioned point or angle being at the distance of 38.50 feet measured South 17 degrees 11 minutes 00 seconds West along the said side of Limekiln Pike from another point, an angle on the same, said last mentioned point or angle being at the distance of 105.00 feet measured on a bearing of South 12 degrees 59 minutes 00 seconds West along the said side of Limekiln Pike from another point, an angle on the same, said last mentioned point or angle being at the distance of 16.80 feet measured on a bearing of South 03 degrees 06 minutes 00 seconds West along the said side of Limekiln Pike from the Southeasterly

Right of Way line of the Pennsylvania Railroad (Trenton Cut-Off), said last mentioned point or angle being also at the distance of 71.50 feet, more or less, measured on a bearing of South 03 degrees 06 minutes 00 seconds West along the said side of Limekiln Pike from the Southwesterly side of Susquehanna Road (50.00 feet wide); thence extending from said point of beginning South 16 degrees 15 minutes 00 seconds West along the said side of Limekiln Pike 439.11 feet to a point of curve on the same; thence extending on the arc of a curve curving to the right having a radius of 50.00 feet the arc distance of 78.36 feet to a point of tangent on the Northerly side of Public Road (L.R. 46113 as Relocated 50.00 feet wide); thence extending North 77 degrees 55 minutes 58 seconds West along the Northerly side of last mentioned Public Road 189.40 feet to a point on the Northeasterly side of a former Road (33.00 feet wide); thence extending North 46 degrees 55 minutes 00 seconds West along the Northeasterly side of said former Road 859.04 feet to a point on the Southeasterly Right of Way line of the Pennsylvania Railroad (120.00 feet wide); thence extending North 68 degrees 35 minutes 00 seconds East along said Right of Way line 589.69 feet to a point; thence extending South 49 degrees 36 minutes 00 seconds East still along the Pennsylvania Railroad Right of Way crossing the Northeasterly side of a certain driveway and through the bed of the same 56.73 feet to a point in the bed of the same; thence extending South 47 degrees 59 minutes 20 seconds East partly through the bed of and crossing the Southwesterly side of said driveway
540.97 feet to the first mentioned point and place of beginning.



         PREMISES "B"

         ALL THAT CERTAIN Lot or piece of ground, Situate in the Township of Upper Dublin, County of Montgomery and Commonwealth of Pennsylvania, bounded and described, as follows, to wit:

         BEGINNING at a point on the Southeasterly right of way line of The Pennsylvania Railroad (Trenton Cut-Off) (240.00 feet wide) where the dividing line between premises of Grantors (of which this was a part) and other premises of the Grantee intersects said right of way line; thence extending from said point of beginning South 47 degrees 59 minutes 20 seconds East along said dividing line a distance of 40.00 feet to a point; thence extending North 45 degrees 05 minutes 00 seconds East a distance of 83.00 feet, more or less to a point on said Southeasterly right of way line of The Pennsylvania Railroad (240.00 feet wide); thence extending South 68 degrees 35 minutes 00 seconds West along said right of way line a distance of 93.00 feet, more or less, to the first mentioned point and place of beginning.

         PREMISES "C"

         ALL THAT CERTAIN Lot or piece of ground, Situate in the Township of Upper Dublin, County of Montgomery and Commonwealth of Pennsylvania, bounded and described, as follows, to wit:

         BEGINNING at a point on the Northerly side of Dreshertown Road (as relocated) (50.00 feet wide), said point being at a distance of 239.22 feet measured North 73 degrees 57 minutes 15 seconds West from the point of intersection which the said Northerly side of Dreshertown Road, produced, makes with the Northwesterly side of Limekiln Pike (50.00 feet wide), produced; thence from the first mentioned point and place of beginning along the said side of Dreshertown Road, North 73 degrees 57 minutes 15 seconds West 36.29 feet to a point; thence along the line of land of the Phillip Wunderle Estate, North 46 degrees 55 minutes 00 seconds West 834.58 feet to a point on the Southeasterly right of way line of the Pennsylvania Railroad (said right of way being 140.00 feet wide, 70.00 feet left and right of the center line); thence along the said railroad right of way line, North 68 degrees 35 minutes 00 seconds East 18.28 feet to a stone; thence parallel to and at a distance of 16.50 feet measured at right angles from the second course mentioned above, South 46 degrees 55 minutes 00 seconds West 859.04 feet to a point on the aforementioned Northerly side of Dreshertown Road, being the first mentioned point and place of beginning.

         PREMISES "D"

         ALL THAT CERTAIN Lot or piece of ground, Situate in the Township of Upper Dublin, County of Montgomery and Commonwealth of Pennsylvania, bounded and described according to a Plan based upon a Plan of Survey showing Property of Frederick J. Schmidt, made by George B. Mebus, Registered Professional Engineer, dated December 21, 1953, as follows, to wit:

         BEGINNING at a concrete monument set in a corner common to land of The Pennsylvania Railroad Company and land of Selas Corporation of America, distant
70.00 feet Southwardly at right angles from the center line of railroad of said Railroad Company known as the Trenton Branch at a point therein distant 934.40 feet measured South 68 degrees 35 minutes 00 seconds West along said center line from another point therein opposite said Railroad Company's Mile Post 24; thence extending from said place of beginning the following four courses and distances, the first two thereof being by remaining land of said Railroad Company, viz: (1) North 68 degrees 35 minutes 00 seconds East, parallel with and 70.00 feet Southwardly at right angles from said center line of railroad, 195.00 feet; (2) South 49 degrees 36 minutes 00 seconds East 56.40 feet; (3) South 68 degrees 35 minutes 00 seconds West, parallel with and 120.00 feet Southwardly at right angles from said center line of railroad, partly by land now or formerly of Frederick J. Schmidt and partly by said land of Selas Corporation of America,
195.00 feet to a concrete monument; and (4) North 49 degrees 36 minutes 00 seconds West, by said last mentioned land, 56.40 feet to the first mentioned concrete monument and place of beginning.

         PREMISES "E"

         ALL THAT CERTAIN Lot or piece of ground, Situate in the Township of Upper Dublin, County of Montgomery and Commonwealth of Pennsylvania, bounded and described according to a Plan of Property made for Selas Corporation of America, by George B. Mebus, Inc., Engineers, dated August 28, 1961, as follows, to wit:

         BEGINNING at a point on the Northerly side of Dreshertown Road (L.R. 46113 as relocated 50.00 feet wide), a corner of land of the Selas Corporation of America, said point being at the distance of 225.69 feet measured North 73 degrees 57 minutes 15 seconds West along the said side of Dreshertown Road from a point of tangent of a radius corner having a radius of 50.00, said point of tangent is at the distance of 49.82 feet measured North 73 degrees 57 minutes 15 seconds West from a point of intersection which the said Northerly side of Dreshertown Road produced makes with the Westerly side of Limekiln Pike (50.00 feet wide), produced; thence from the place of beginning and along the said Northerly side of Dreshertown Road, North 73 degrees 57 minutes 15 seconds West 653.25 feet to a point of curve; thence still along the said side of Dreshertown Road by a line extending in a Northwestwardly, Westwardly and Southwestwardly direction and curving to the left with a radius of 844.02 feet, the arc distance of 744.94 feet to a point; thence North 41 degrees 29 minutes 45 seconds East 54.13 feet to a point on the Southeasterly side of Dreshertown Road Connection (L.R. 46113) (33.00 feet wide); thence along the said Southeasterly side of the Dreshertown Road Connection by a line extending in a Northwestwardly direction and curving to the left with a radius of 835.52 feet, the arc distance of 166.32 feet to a point of tangent; thence still along the said Southeasterly side of the Dreshertown Road Connection North 41 degrees 29 minutes 45 seconds East 79.92 feet to a point; thence partly crossing the bed of Dreshertown Road Connection, North 48 degrees 30 minutes 15 seconds West 16.50 feet to a point on the original center line of Dreshertown Road; thence along the original center line of Dreshertown Road, North 41 degrees 29 minutes 45 seconds East 148.68 feet to a point on the Southeasterly right-of-way line of the Pennsylvania Railroad (Trenton Cut-Off Branch) (140.00 feet wide); thence along the said Southeasterly right-of-way line of the Pennsylvania Railroad, North 68 degrees 35 minutes 00 seconds East 465.13 feet to a point a corner of land now or late of the Selas Corporation of America; thence along the Southwesterly line of land now or late of the Selas Corporation of America South 46 degrees 55 minutes 00 seconds East 834.58 feet to a point on the aforementioned Northerly side of Dreshertown Road (as relocated), being the first mentioned point and place of beginning.

         TOGETHER WITH all buildings and improvements thereon erected.

         TOGETHER BEING KNOWN AS 2000 North Limekiln Pike.

         ALL COMPRISING Parcel Number 54-00-10267-00-2 of the Montgomery County Commissioners Registry.

         BEING, AS TO PREMISES "A", the same premises which Frederick J. Schmidt and Martha J. Schmidt, his wife, by Deed dated October 25, 1954, recorded in the Office for the Recording of Deeds, in and for the County of Montgomery, at Norristown, Pennsylvania, in Deed Book 2516 page 445 &c., granted and conveyed unto Selas Corporation of America, a Pennsylvania corporation, its Successors and Assigns, in fee.

         BEING, AS TO PREMISES "B", the same premises which Frederick J. Schmidt and Martha J. Schmidt, his wife, by Deed dated May 31, 1955, recorded in the Office for the Recording of Deeds, in and for the County of Montgomery, at Norristown, Pennsylvania, in Deed Book 2580 page 251 &c., granted and conveyed unto Selas Corporation of America, a Pennsylvania corporation, its Successors and Assigns, in fee.

         BEING, AS TO PREMISES "C", the same premises which Frederick J. Schmidt and Martha J. Schmidt, his wife, by Deed dated April 18/19, 1955, recorded in the Office for the Recording of Deeds, in and for the County of Montgomery, at Norristown, Pennsylvania, in Deed Book 2567 page 234 &c., granted and conveyed unto Selas Corporation of America, a Pennsylvania corporation, its Successors and Assigns, in fee.

         BEING, AS TO PREMISES "D", the same premises which The Pennsylvania Railroad Company, a Pennsylvania Corporation, by Deed dated April 20, 1956, recorded in the Office for the Recording of Deeds, in and for the County of Montgomery, at Norristown, Pennsylvania in Deed Book 2690 page 100 &c., granted and conveyed unto Selas Corporation of America, a Pennsylvania Corporation, its successors and assigns, in fee.

         AND BEING, AS TO PREMISES "E", the same premises which Elmi Corporation, a Pennsylvania Corporation, by Deed dated September 7, 1961, recorded in the Office for the Recording of Deeds, in and for the County of Montgomery, at Norristown, Pennsylvania, in Deed Book 3204 page 105 &c., granted and conveyed unto Selas Corporation of America, a Pennsylvania Corporation, its Successors and Assigns, in fee.